SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934

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GuideStone Funds

(Name of Registrant as Specified In Its Charter)

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GUIDESTONE FUNDS

Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund, Aggressive Allocation Fund,

Money Market Fund, Low-Duration Bond Fund, Medium-Duration Bond Fund, Extended-Duration Bond Fund,

Inflation Protected Bond Fund, Global Bond Fund, Flexible Income Fund, Defensive Market Strategies Fund,

Equity Index Fund, Real Estate Securities Fund, Value Equity Fund, Growth Equity Fund, Small Cap Equity

Fund, International Equity Index Fund, International Equity Fund, Emerging Markets Equity Fund, Global

Natural Resources Equity Fund, MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035

Fund, MyDestination 2045 Fund and MyDestination 2055 Fund

2401 Cedar Springs Road

Dallas, Texas 75201-1498

INFORMATION STATEMENT

April 7, 2017

Dear Shareholder:

The enclosed Information Statement discusses actions that have been taken with respect to each above-listed series of GuideStone Funds (the “Trust”).

The Board of Trustees of the Trust (“Board”) and GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”), as the majority shareholder of the Trust, have approved amendments to the Trust’s Amended and Restated Trust Instrument to (1) increase the mandatory retirement age for Board members from seventy-seven to eighty years old and (2) change the socially responsible investing policy to prohibit investments in the “alcohol” industry rather than the “liquor” industry.

Additionally, the Board and GuideStone Financial Resources, as the majority shareholder of the Flexible Income Fund, have approved a Plan of Liquidation and Termination for the Flexible Income Fund.

We are not asking you for a proxy and you are requested not to send us a proxy. If you have any questions, please call 1-888-GS-FUNDS (1-888-473-8637), and we will be glad to assist you. Thank you for your continued support of GuideStone Funds.

Very truly yours,

/s/ John R. Jones
President

GUIDESTONE FUNDS

Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund, Aggressive Allocation Fund,

Money Market Fund, Low-Duration Bond Fund, Medium-Duration Bond Fund, Extended-Duration Bond Fund,

Inflation Protected Bond Fund, Global Bond Fund, Flexible Income Fund, Defensive Market Strategies Fund,

Equity Index Fund, Real Estate Securities Fund, Value Equity Fund, Growth Equity Fund, Small Cap Equity

Fund, International Equity Index Fund, International Equity Fund, Emerging Markets Equity Fund, Global

Natural Resources Equity Fund, MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035

Fund, MyDestination 2045 Fund and MyDestination 2055 Fund

2401 Cedar Springs Road

Dallas, Texas 75201-1498

INFORMATION STATEMENT

Important Notice Regarding the

Availability of Information Statement

The Information Statement is available at www.GuideStoneFunds.org/Disclosures.aspx

April 7, 2017

This document is an Information Statement for shareholders of each above-listed series (each a “Fund” or a “Series” and collectively, the “Funds”) of GuideStone Funds (the “Trust”). GuideStone Capital Management, LLC (“Adviser”) serves as the investment adviser to each Fund and is located at 2401 Cedar Springs Road, Dallas, Texas 75201-1498. The Trust’s principal underwriter is Foreside Funds Distributors LLC, whose principal office is located at 400 Berwyn Park, 899 Cassatt Road, Suite 110, Berwyn, Pennsylvania 19312. BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent and administration and fund accounting agent to the Trust and is located at 301 Bellevue Parkway, Wilmington, Delaware 19809. This Information Statement will be mailed on or about April 7, 2017 to the shareholders of record of each Fund as of March 15, 2017 (the “Record Date”).

This Information Statement is provided solely for information purposes. This is not a proxy statement. We are not asking you for a proxy, and you are requested not to send us a proxy.

As disclosed in the Trust’s prospectus, GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”) at all times directly or indirectly controls the vote of at least 60% of the outstanding shares of the Trust. The Trust will refuse to accept any investment that would result in a change of such control. This means that GuideStone Financial Resources, which is an affiliate of the Adviser, generally controls the vote on any matter that requires shareholder approval. The Board of Trustees of the Trust (“Board”) and GuideStone Financial Resources have approved, as further described herein, amendments to the

Trust’s Amended and Restated Trust Instrument to (1) increase the mandatory retirement age for Board members from seventy-seven to eighty years old and (2) change the socially responsible investing policy to prohibit investments in the “alcohol” industry rather than the “liquor” industry. In addition, the Board and GuideStone Financial Resources have approved a Plan of Liquidation and Termination of the Flexible Income Fund.

The Funds will bear the expenses incurred in connection with preparing this Information Statement. You may obtain a copy of the Trust’s annual report to shareholders and the most recent semi-annual report, free of charge, by writing to the Trust at 2401 Cedar Springs Road, Dallas, Texas 75201-1498, by calling toll free at 1-888-GS-FUNDS (1-888-473-8637) or by going to our website at www.GuideStoneFunds.com.

Appendix A lists the shares of each Fund issued and outstanding as of the Record Date. Appendix B of this Information Statement lists the shareholders who owned beneficially or of record more than 5% of the shares of each class of the Funds as of the Record Date. To the knowledge of the Adviser, executive officers and Trustees of the Funds, as a group, owned less than 1% of the outstanding shares of each class of each Fund as of the Record Date.

I.	All Funds: Amendments to the Amended and Restated Trust Instrument

A.	Overview

At its February 23-24, 2017 meeting, the Board, including a majority of the Trustees who are not “interested persons” of the Trust (“Independent Trustees”), as “interested persons” is defined within Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”), unanimously approved amendments to the Trust’s Amended and Restated Trust Instrument dated May 1, 2014 (“Trust Instrument”). The amendments relate to (1) increasing the mandatory retirement age for Board members and (2) revising the socially responsible investing policy.

Pursuant to Article VI, Section 1 and Article XI, Section 7 of the Trust Instrument, shareholder approval, by vote of the majority of the outstanding shares of the Trust, is required to amend the Trust Instrument. GuideStone Financial Resources, the majority shareholder of the Trust, has approved the changes to the Trust Instrument by written consents.

B.	Summary of Amendments to the Amended and Restated Trust Instrument

Article II, Section 3 of the Trust Instrument, which governs a Trustee’s term of office, is amended to increase the mandatory retirement age for Trustees from seventy-seven to eighty years old. The Board has determined that this change to the Trust’s retirement policy would permit the Trust to continue to benefit from the service of more experienced Board members. Article II, Section 3 is being amended as reflected in the bold and stricken text below:

Section 3. Term of Office. Each Disinterested Trustee shall hold office until his or her resignation, removal or mandatory retirement as provided herein. Each Interested Trustee shall hold office until his or her resignation, removal or mandatory retirement as provided herein, or until he or she ceases to be a member of the board of trustees of GuideStone Financial Resources. Any Trustee may be removed at any meeting of the Shareholders by a vote of a majority of the Outstanding Shares. Any Trustee may resign by delivering to the other Trustees or to any Trust officer a written resignation effective upon such delivery or a later date specified therein. ~~All Trustees~~ Each Trustee must retire at the end of the year in which the Trustee attains eighty years of age ~~after reaching the age of seventy-seven years~~ or achieves ~~after achieving~~ ten years of service, whichever occurs last.

Additionally, Article X, Section 2 of the Trust Instrument, regarding investment limitations, is amended to provide a broader prohibition on investments in the alcohol industry by changing the term “liquor” to “alcohol” in the Trust’s socially responsible investing policy. Article X, Section 2 is being amended as reflected in the bold and bracketed text below:

Section 2. Investment Limitations. Notwithstanding any other provision of this Trust Instrument, Trust assets of any Series shall not be invested in any company that is publicly recognized (as determined by GuideStone Financial Resources) as being in the alcohol ~~liquor~~, tobacco, gambling, pornography, or abortion industries or any company whose products, services or activities are publicly recognized as being incompatible with the moral and ethical posture of GuideStone Financial Resources. Any amendment to, repeal of, or adoption of any provision inconsistent with this Section 2 of Article X shall require the approval of a majority of the Outstanding Shares of the Trust.

II.	Flexible Income Fund: Approval of the Plan of Liquidation and Termination

At its February 23-24, 2017 meeting, the Board, including a majority of the Independent Trustees, unanimously approved the Plan of Liquidation and Termination of the Flexible Income Fund (the “Fund”), to be effective on or about April 28, 2017. Pursuant to Article VI, Section 1 and Article XI, Section 4 of the Trust Instrument, shareholder approval, by vote of the majority of the outstanding shares of the Fund, is required to terminate and liquidate the Fund. GuideStone Financial Resources, as the majority shareholder of the Trust and the Fund, has approved by written consent the Plan of Liquidation and Termination.

Reasons for the Fund’s Liquidation and Termination

The Fund pursues its investment objective of seeking a high level of current income by investing in a diversified portfolio of below investment grade fixed-income securities (“junk bonds”) with varying maturities across a number of issuers, borrowers and/or industries.

The Adviser recommended to the Board that the Fund be liquidated and terminated. The Adviser provided the Board with information regarding its recommendation, including the current and projected lack of investor demand for the Fund. The Adviser explained that demand for the Fund is modest and expected to weaken and consequently, due to the projected small asset size, it was expected that it would not be practicable to operate the Fund in an economically viable manner over the long term.

After considering this and other information, the Board determined that it would be in the best interests of the Fund and its shareholders to liquidate and terminate the Fund. The Fund filed a supplement to its registration statement on February 28, 2017 notifying shareholders of the liquidation and termination of the Fund.

Description of the Plan and Related Transactions

The Board and the majority shareholder have approved the Plan, which is summarized below. Terms not otherwise defined herein shall have the same meaning as defined in the Plan. This summary is qualified in its entirety by reference to the Plan.

1.

The Fund shall be liquidated in accordance with section 331 of the Code and shall be terminated, and its affairs shall be wound up, on or about April 28, 2017, or another date the Trust’s officers, with the advice of counsel, may determine (“Liquidation Date”);

2.	Following the Liquidation Date, all powers of the Trustees under the Trust Instrument and the Trust’s by-laws shall continue with respect to the Fund;

3.

The appropriate persons shall be authorized to (a) file with the SEC any supplement and/or regulatory filing in connection with the implementation of the Plan, (b) file for and obtain any necessary tax clearance certificates and/or other documents required from the State of Delaware and any other applicable governmental authority for the Fund, and (c) timely file any other documents required by any such authority, including Internal Revenue Service Form 966 (“Corporate Dissolution or Liquidation”);

4.

By the Liquidation Date, the Fund shall (1) sell all its assets for cash, convert them to cash equivalents or permit them to mature, and apply the same to the payment of all its existing liabilities, debts, and obligations, including necessary expenses of its liquidation and termination, and (2) obtain such releases, indemnities, and refunding and other agreements as the Board deems necessary for its protection;

5.

On the Liquidation Date, each shareholder’s interest in the Fund shall be fixed, the Fund’s books shall be closed, and the Fund shall distribute its remaining assets, in cash or cash equivalents (provided that, if necessary in the judgment of the Trust’s appropriate officers, a second distribution in cash or cash equivalents shall be made for the Fund as soon as reasonably practicable thereafter) to its shareholders of record as of the close of business on the Liquidation Date (each, a Shareholder”) in redemption and cancellation of their Fund shares (each such distribution, a “Liquidating Distribution”). The amount of the Liquidating Distribution(s) to each Shareholder shall be in proportion to the number of Fund shares held thereby on the Liquidation Date;

6.

If one or more Shareholder(s) to whom one or more Liquidating Distributions are payable cannot be located, a trust may be created with a financial institution in the name and on behalf of the Fund and, subject to applicable abandoned property laws, any remaining Fund assets may be deposited in such trust for the benefit of such Shareholder(s). The expenses of such trust shall be charged against the assets therein. The Trust is under no obligation to establish such a trust;

7.

The Board may authorize variations from, or amendments to, the provisions of the Plan (other than the terms of the Liquidating Distribution(s)) that it deems necessary or appropriate to effect such distribution(s) and the Fund’s liquidation and termination;

8.	Except as provided in paragraph 6 above, the Fund shall bear the expenses incurred in connection with carrying out the Plan, including the cost of liquidating its assets and terminating its existence.

Shareholders may exchange shares of the Fund at net asset value at any time prior to the Liquidation Date for shares of the same class of another GuideStone Fund in accordance with the terms of the Fund’s prospectus. Alternatively, shareholders may redeem shares of the Fund at any time prior to the Liquidation Date. The Fund will distribute cash or cash equivalents pro rata to all remaining shareholders who have not previously exchanged or redeemed all of their shares on the Liquidation Date. In connection with the liquidation, the Fund may depart from its stated investment objective as it begins to convert all portfolio securities to cash or cash equivalents in preparation for the Liquidating Distribution(s) to shareholders.

As soon as practicable after the distribution of all of the Fund’s assets in complete liquidation, the officers of the Fund will close its books and prepare and file, in a timely manner, any and all required income tax returns of the Fund and other documents and instruments. The Fund will be terminated in accordance with the applicable provisions of Delaware law and the Trust’s Trust Instrument.

Federal Income Tax Consequences to Shareholders

The following is a summary of certain federal income tax considerations generally relevant to the Fund and its shareholders. It is generally applicable to shareholders who are individual U.S. citizens and does not address (1) particular federal income tax consequences that may apply to other shareholders, such as corporations, trusts, estates, tax-exempt organizations, or non-resident aliens, or (2) state and local tax consequences. No attempt is made to present a detailed explanation of the federal income tax treatment of the Fund or its shareholders, and the discussion here is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisers with specific reference to their own tax situations.

The following summary is based on provisions of the Internal Revenue Code of 1986, as amended (“Code”), the Treasury regulations promulgated thereunder, judicial decisions, and administrative pronouncements, all as in effect on the date of this Information Statement. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, possibly with retroactive effect.

General

The Fund currently qualifies, and intends to continue to qualify through the end of the liquidation period, for treatment as a “regulated investment company” under the Code, so that it will not be required to pay federal income tax on any investment company taxable income or net capital gain (the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. In the unlikely event the Fund fails to continue to so qualify during that period, it would be subject to federal income tax on its taxable income and net capital gain without being able to deduct the distributions it makes to its shareholders.

If you redeem or exchange your Fund shares, the transaction will be a taxable event, on which you will realize a taxable gain (or loss) to the extent that your tax basis in the shares is lower (or higher) than the redemption proceeds or the net asset value of the exchanged-for shares that you receive.

A shareholder who has not redeemed or exchanged all of his or her Fund shares by the Liquidation Date (i.e., a Shareholder) will be treated as having sold his or her Fund shares for an amount equal to the Liquidating Distribution(s) he or she receives. In that case, the Shareholder will recognize gain or loss in an amount equal to the difference between (a) his or her adjusted basis in the Fund shares and (b) the amount of such Liquidating Distribution(s). The gain or loss will be capital gain or loss if the Shareholder held the Fund shares as capital assets, and generally will be long-term if the Fund shares were held for more than one year on the Liquidation Date. If an individual or certain other non-corporate Shareholder realizes a long-term capital gain on the Fund’s liquidation, then the gain will be subject to federal income tax at the lower rates for net capital gain -- a maximum of 15% for a single Shareholder with taxable income not exceeding $418,400, or $470,700 for married Shareholders filing jointly, and 20% for those Shareholders with taxable income exceeding those respective amounts. If a Shareholder realizes a loss on the transaction after having held Fund shares for six months or less, then the loss will be treated as a long-term capital loss for federal income tax purposes to the extent of the amount of any capital gain dividends he or she received with respect to the shares.

Important Information for Qualified Plan Accounts

If a shareholder owns Fund shares through a tax-deferred account, such as an individual retirement, 401(k) or 403(b) account (each, an “Account”), the redemption or exchange proceeds or Liquidating Distribution(s) paid or distributed directly to the Account will not be subject to current income taxation. If such a shareholder receives a Liquidating Distribution or check for redemption proceeds outside of the Account, however, the shareholder must reinvest the Liquidating Distribution or amount of the check he or she receives in another Account to avoid possible penalties and adverse federal income tax consequences. If a Liquidating Distribution cannot be held by an Account and must be distributed, tax results will vary depending on each beneficiary’s status. Accordingly, an Account owner or beneficiary who receives a distribution from the Fund or the Account pursuant to the Fund’s liquidation should consult with his or her own tax advisers about the liquidation and its tax consequences to him or her, if any. Shareholders should also consult their tax advisers before initiating any exchange or redemption of Fund shares.

Multiple Shareholders in a Household. If you are a member of a household in which multiple shareholders of the Fund(s) share the same address, and the Fund(s) or your broker or bank (for “street name” accounts) has received consent to household material, then the Fund(s) or your broker or bank may have sent to your household only one copy of this Information Statement (the “Materials”), unless the Fund(s) or your broker or bank previously received contrary instructions from a shareholder in your household. If you are part of a household that has received only one copy of the Materials, the Fund(s) will deliver promptly a separate copy of the Materials to you upon written or oral request. To receive a separate copy of the materials, or if you would like to receive a separate copy of future information statements, proxy statements, prospectuses or annual reports, please contact the Trust by writing to the Trust at 2401 Cedar Springs Road, Dallas, Texas 75201-1498 or by calling 1-888-GS-FUNDS (1-888-473-8637). On the other hand, if you are now receiving multiple copies of these documents and would like to receive a single copy in the future, please contact the Trust at the telephone number or address stated above.

By Order of the Board of Trustees,

/s/ Matthew A. Wolfe
Chief Legal Officer and Secretary

April 7, 2017

APPENDIX A

ISSUED AND OUTSTANDING SHARES AS OF MARCH 15, 2017

Fund	Institutional Class	Investor Class

MyDestination 2005 Fund	N/A	56,522,971.052

MyDestination 2015 Fund	N/A	95,433,991.301

MyDestination 2025 Fund	N/A	56,692,275.849

MyDestination 2035 Fund	N/A	44,101,464.387

MyDestination 2045 Fund	N/A	6,134,163.107

MyDestination 2055 Fund	7,743,738.743	36,658,987.597

Conservative Allocation Fund	29,176,237.137	104,232,007.923

Balanced Allocation Fund	22,076,673.788	76,701,852.355

Growth Allocation Fund	15,470,046.600	67,213,255.286

Aggressive Allocation Fund	273,540,862.280	925,207,353.070

Money Market Fund	45,048,585.445	21,077,427.279

Low-Duration Bond Fund	58,887,210.386	15,029,397.734

Medium-Duration Bond Fund	6,798,272.179	6,842,622.910

Extended-Duration Bond Fund	19,493,255.086	8,064,387.858

Inflation Protected Bond Fund	35,882,835.622	9,538,765.423

Global Bond Fund	N/A	15,642,990.531

Flexible Income Fund	46,239,576.761	24,444,930.412

Defensive Market Strategies Fund	14,354,132.524	16,253,507.423

Equity Index Fund	13,814,450.780	10,770,448.501

Real Estate Securities Fund	43,316,303.930	17,384,335.214

Value Equity Fund	41,774,478.843	20,604,092.406

Growth Equity Fund	15,205,425.290	14,864,106.706

Small Cap Equity Fund	15,167,718.683	N/A

International Equity Index Fund	76,968,451.703	19,554,738.497

International Equity Fund	34,313,431.615	6,554,594.721

Emerging Markets Equity Fund	N/A	30,320,933.226

Global Natural Resources Equity Fund	N/A	56,522,971.052

A-1

APPENDIX B

SHAREHOLDERS OWNING BENEFICIALLY OR OF RECORD MORE THAN 5% OF

GUIDESTONE FUNDS

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of March 15, 2017 (Percentage of shares owned rounded to the nearest whole percentage)
MyDestination 2015 Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	27,384,745.274	48%
MyDestination 2015 Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	15,872,268.936	28%
MyDestination 2015 Fund Investor Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 2190 Dallas, TX 75221-2190	7,943,380.991	14%
MyDestination 2025 Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	47,434,858.189	50%
MyDestination 2025 Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	30,622,356.572	32%
MyDestination 2025 Fund Investor Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 2190 Dallas, TX 75221-2190	9,870,376.700	10%
MyDestination 2035 Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	26,890,110.252	47%
MyDestination 2035 Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	19,572,610.640	35%
MyDestination 2035 Fund Investor Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 2190 Dallas, TX 75221-2190	6,419,788.966	11%
MyDestination 2045 Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	19,179,764.069	43%
MyDestination 2045 Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	17,483,121.609	40%
MyDestination 2045 Fund Investor Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 2190 Dallas, TX 75221-2190	4,511,420.477	10%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of March 15, 2017 (Percentage of shares owned rounded to the nearest whole percentage)
MyDestination 2055 Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	2,692,070.559	44%
MyDestination 2055 Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	2,275,510.044	37%
MyDestination 2055 Fund Investor Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 2190 Dallas, TX 75221-2190	724,597.285	12%
Conservative Allocation Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	18,832,493.080	51%
Conservative Allocation Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	9,574,259.784	26%
Conservative Allocation Fund Investor Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 2190 Dallas, TX 75221-2190	2,412,748.060	7%
Balanced Allocation Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	65,026,064.196	62%
Balanced Allocation Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	26,263,243.745	25%
Growth Allocation Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	47,727,336.876	62%
Growth Allocation Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	20,502,969.531	27%
Growth Allocation Fund Investor Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 2190 Dallas, TX 75221-2190	4,411,230.669	6%
Aggressive Allocation Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	46,204,729.801	69%
Aggressive Allocation Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	14,897,393.251	22%
Money Market Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	228,669,431.780	25%
Money Market Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	81,162,035.900	9%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of March 15, 2017 (Percentage of shares owned rounded to the nearest whole percentage)
Money Market Fund Investor Class	GuideStone Financial Resources Fixed Benefit Plan PO Box 2190 Dallas, TX 75221-2190	66,525,373.970	7%
Money Market Fund Investor Class	GuideStone Financial Resources Money Mkt Liq Growth Equity Fund PO Box 2190 Dallas, TX 75221-2190	46,599,025.860	5%
Low-Duration Bond Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	8,285,051.872	39%
Low-Duration Bond Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	4,644,933.019	22%
Low-Duration Bond Fund Investor Class	GuideStone Financial Resources Restricted Insurance Reserves PO Box 2190 Dallas, TX 75221-2190	2,541,030.583	12%
Low-Duration Bond Fund Investor Class	GuideStone Financial Resources Operating Services PO Box 2190 Dallas, TX 75221-2190	1,728,281.240	8%
Medium-Duration Bond Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	7,848,526.772	52%
Medium-Duration Bond Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	4,102,596.315	27%
Extended-Duration Bond Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	3,963,361.461	58%
Extended-Duration Bond Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	1,802,182.161	26%
Inflation Protected Bond Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	4,224,394.648	52%
Inflation Protected Bond Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	2,476,804.768	31%
Global Bond Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	3,617,778.864	38%
Global Bond Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	1,943,857.110	20%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of March 15, 2017 (Percentage of shares owned rounded to the nearest whole percentage)
Global Bond Fund Investor Class	GuideStone Financial Resources Operating Services PO Box 2190 Dallas, TX 75221-2190	1,325,644.701	14%
Global Bond Fund Investor Class	GuideStone Financial Resources Restricted Insurance Reserves PO Box 2190 Dallas, TX 75221-2190	699,986.742	7%
Flexible Income Fund Investor Class	GuideStone Funds Balanced Allocation Fund PO Box 2190 Dallas, TX 75221-2190	4,663,877.373	30%
Flexible Income Fund Investor Class	GuideStone Funds Conservative Allocation Fund PO Box 2190 Dallas, TX 75221-2190	2,506,542.520	16%
Flexible Income Fund Investor Class	GuideStone Funds MyDestination 2015 Fund PO Box 2190 Dallas, TX 75221-2190	1,912,357.081	12%
Flexible Income Fund Investor Class	GuideStone Funds MyDestination 2025 Fund PO Box 2190 Dallas, TX 75221-2190	1,807,316.157	12%
Flexible Income Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	1,393,396.493	9%
Flexible Income Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	1,182,719.724	8%
Defensive Market Strategies Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	10,076,067.051	41%
Defensive Market Strategies Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	5,597,256.168	23%
Defensive Market Strategies Fund Investor Class	National Financial Services LLC FBO Customer Accounts 499 Washington Blvd Jersey City, NJ 07310-2010	3,666,142.586	15%
Equity Index Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	8,657,510.045	53%
Equity Index Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	4,633,734.484	29%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of March 15, 2017 (Percentage of shares owned rounded to the nearest whole percentage)
Equity Index Fund Investor Class	GuideStone Financial Resources ER 403(b) Retirement Plan PO Box 2190 Dallas, TX 75221-2190	869,533.907	5%
Real Estate Securities Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	6,030,727.005	56%
Real Estate Securities Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	2,949,257.582	27%
Value Equity Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	9,992,605.280	57%
Value Equity Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	4,772,574.385	27%
Growth Equity Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	12,558,171.587	61%
Growth Equity Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	5,569,017.048	27%
Small Cap Equity Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	9,034,631.749	61%
Small Cap Equity Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	4,117,504.031	28%
International Equity Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	10,799,684.448	55%
International Equity Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	5,434,435.321	28%
Emerging Markets Equity Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	3,036,681.570	46%
Emerging Markets Equity Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	1,748,585.595	27%
Emerging Markets Equity Fund Investor Class	LPL Financial FBO Customer Accounts PO Box 509046 San Diego, CA 92150-9046	587,423.741	9%
Global Natural Resources Equity Fund Investor Class	GuideStone Funds Balanced Allocation Fund PO Box 2190 Dallas, TX 75221-2190	6,370,320.775	21%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of March 15, 2017 (Percentage of shares owned rounded to the nearest whole percentage)
Global Natural Resources Equity Fund Investor Class	GuideStone Funds Growth Allocation Fund PO Box 2190 Dallas, TX 75221-2190	4,841,957.991	16%
Global Natural Resources Equity Fund Investor Class	GuideStone Church Retirement Plan PO Box 2190 Dallas, TX 75221-2190	3,954,665.574	13%
Global Natural Resources Equity Fund Investor Class	GuideStone Funds MyDestination 2025 Fund PO Box 2190 Dallas, TX 75221-2190	2,897,433.529	10%
Global Natural Resources Equity Fund Investor Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	2,866,038.245	9%
Global Natural Resources Equity Fund Investor Class	GuideStone Funds MyDestination 2035 Fund PO Box 2190 Dallas, TX 75221-2190	2,316,116.617	8%
Global Natural Resources Equity Fund Investor Class	GuideStone Funds MyDestination 2045 Fund PO Box 2190 Dallas, TX 75221-2190	1,764,497.745	6%
Conservative Allocation Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	6,263,082.919	81%
Conservative Allocation Fund Institutional Class	GuideStone Financial Resources Baylor University Retirement Plan PO Box 2190 Dallas, TX 75221-2190	785,771.847	10%
Balanced Allocation Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	20,574,963.938	71%
Balanced Allocation Fund Institutional Class	GuideStone Financial Resources Baylor University Retirement Plan PO Box 2190 Dallas, TX 75221-2190	4,438,994.224	15%
Balanced Allocation Fund Institutional Class	GuideStone Financial Resources Employer Asset Plan PO Box 2190 Dallas, TX 75221-2190	3,109,200.979	11%
Growth Allocation Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	19,496,325.782	88%
Growth Allocation Fund Institutional Class	GuideStone Financial Resources Baylor University Retirement Plan PO Box 2190 Dallas, TX 75221-2190	1,978,895.402	9%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of March 15, 2017 (Percentage of shares owned rounded to the nearest whole percentage)
Aggressive Allocation Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	13,073,805.962	85%
Aggressive Allocation Fund Institutional Class	GuideStone Financial Resources Baylor University Retirement Plan PO Box 2190 Dallas, TX 75221-2190	1,960,787.081	13%
Money Market Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	75,460,300.320	28%
Money Market Fund Institutional Class	GuideStone Funds Balanced Allocation Fund PO Box 2190 Dallas, TX 75221-2190	32,285,699.110	12%
Money Market Fund Institutional Class	Word of God Fellowship Inc. DBA Daystar Television Network 3901 Highway 121 Bedford, TX 76021-3009	25,000,000.000	9%
Money Market Fund Institutional Class	GuideStone Funds Growth Allocation Fund PO Box 2190 Dallas, TX 75221-2190	24,898,350.250	9%
Money Market Fund Institutional Class	GuideStone Funds MyDestination 2025 Fund PO Box 2190 Dallas, TX 75221-2190	17,406,849.890	6%
Money Market Fund Institutional Class	GuideStone Financial Resources Baylor University Retirement Plan PO Box 2190 Dallas, TX 75221-2190	17,337,240.620	6%
Money Market Fund Institutional Class	GuideStone Funds Aggressive Allocation Fund PO Box 2190 Dallas, TX 75221-2190	16,764,922.100	6%
Low-Duration Bond Fund Institutional Class	GuideStone Funds Conservative Allocation Fund PO Box 2190 Dallas, TX 75221-2190	14,932,399.636	33%
Low-Duration Bond Fund Institutional Class	GuideStone Funds Balanced Allocation Fund PO Box 2190 Dallas, TX 75221-2190	13,704,092.789	30%
Low-Duration Bond Fund Institutional Class	GuideStone Funds Growth Allocation Fund PO Box 2190 Dallas, TX 75221-2190	6,199,835.197	14%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of March 15, 2017 (Percentage of shares owned rounded to the nearest whole percentage)
Low-Duration Bond Fund Institutional Class	GuideStone Funds MyDestination 2015 Fund PO Box 2190 Dallas, TX 75221-2190	4,551,936.904	10%
Medium-Duration Bond Fund Institutional Class	GuideStone Funds Balanced Allocation Fund PO Box 2190 Dallas, TX 75221-2190	16,798,372.198	29%
Medium-Duration Bond Fund Institutional Class	GuideStone Funds MyDestination 2025 Fund PO Box 2190 Dallas, TX 75221-2190	11,998,491.038	20%
Medium-Duration Bond Fund Institutional Class	GuideStone Funds Growth Allocation Fund PO Box 2190 Dallas, TX 75221-2190	7,604,094.209	13%
Medium-Duration Bond Fund Institutional Class	GuideStone Funds MyDestination 2015 Fund PO Box 2190 Dallas, TX 75221-2190	6,992,158.689	12%
Medium-Duration Bond Fund Institutional Class	GuideStone Funds MyDestination 2035 Fund PO Box 2190 Dallas, TX 75221-2190	5,526,401.553	9%
Medium-Duration Bond Fund Institutional Class	GuideStone Funds Conservative Allocation Fund PO Box 2190 Dallas, TX 75221-2190	3,656,124.097	6%
Extended-Duration Bond Fund Institutional Class	GuideStone Funds Balanced Allocation Fund PO Box 2190 Dallas, TX 75221-2190	3,582,464.066	53%
Extended-Duration Bond Fund Institutional Class	GuideStone Funds Growth Allocation Fund PO Box 2190 Dallas, TX 75221-2190	1,624,874.024	24%
Extended-Duration Bond Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	1,215,376.418	18%
Inflation Protected Bond Fund Institutional Class	GuideStone Funds Balanced Allocation Fund PO Box 2190 Dallas, TX 75221-2190	8,342,208.570	43%
Inflation Protected Bond Fund Institutional Class	GuideStone Funds Conservative Allocation Fund PO Box 2190 Dallas, TX 75221-2190	4,597,782.728	24%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of March 15, 2017 (Percentage of shares owned rounded to the nearest whole percentage)
Inflation Protected Bond Fund Institutional Class	GuideStone Funds MyDestination 2015 Fund PO Box 2190 Dallas, TX 75221-2190	3,219,969.857	17%
Inflation Protected Bond Fund Institutional Class	GuideStone Funds MyDestination 2025 Fund PO Box 2190 Dallas, TX 75221-2190	2,125,598.553	11%
Global Bond Fund Institutional Class	GuideStone Funds Balanced Allocation Fund PO Box 2190 Dallas, TX 75221-2190	12,312,851.047	34%
Global Bond Fund Institutional Class	GuideStone Funds Growth Allocation Fund PO Box 2190 Dallas, TX 75221-2190	5,573,160.354	16%
Global Bond Fund Institutional Class	GuideStone Funds MyDestination 2025 Fund PO Box 2190 Dallas, TX 75221-2190	4,801,896.784	13%
Global Bond Fund Institutional Class	GuideStone Funds MyDestination 2015 Fund PO Box 2190 Dallas, TX 75221-2190	4,097,475.811	11%
Global Bond Fund Institutional Class	GuideStone Financial Resources Operating Reserves PO Box 2190 Dallas, TX 75221-2190	3,014,960.040	8%
Global Bond Fund Institutional Class	GuideStone Funds MyDestination 2035 Fund PO Box 2190 Dallas, TX 75221-2190	2,025,841.998	6%
Defensive Market Strategies Fund Institutional Class	GuideStone Funds MyDestination 2025 Fund PO Box 2190 Dallas, TX 75221-2190	13,025,758.394	28%
Defensive Market Strategies Fund Institutional Class	GuideStone Funds Balanced Allocation Fund PO Box 2190 Dallas, TX 75221-2190	9,847,001.407	21%
Defensive Market Strategies Fund Institutional Class	GuideStone Funds MyDestination 2015 Fund PO Box 2190 Dallas, TX 75221-2190	7,566,748.297	16%
Defensive Market Strategies Fund Institutional Class	GuideStone Financial Resources Operating Reserves PO Box 2190 Dallas, TX 75221-2190	3,840,457.184	8%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of March 15, 2017 (Percentage of shares owned rounded to the nearest whole percentage)
Defensive Market Strategies Fund Institutional Class	GuideStone Funds Conservative Allocation Fund PO Box 2190 Dallas, TX 75221-2190	3,517,014.385	8%
Defensive Market Strategies Fund Institutional Class	GuideStone Financial Resources Fixed Benefit Plan PO Box 2190 Dallas, TX 75221-2190	2,682,066.324	6%
Equity Index Fund Institutional Class	GuideStone Funds MyDestination 2025 Fund PO Box 2190 Dallas, TX 75221-2190	2,842,921.414	20%
Equity Index Fund Institutional Class	GuideStone Funds MyDestination 2035 Fund PO Box 2190 Dallas, TX 75221-2190	2,630,551.308	18%
Equity Index Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	2,450,376.508	17%
Equity Index Fund Institutional Class	GuideStone Funds MyDestination 2045 Fund PO Box 2190 Dallas, TX 75221-2190	2,310,094.266	16%
Equity Index Fund Institutional Class	Wells Fargo Bank NA FBO Campus Crusade for Christ International PO Box 1533 Minneapolis, MN 55480-1533	1,339,146.856	9%
Equity Index Fund Institutional Class	GuideStone Funds MyDestination 2015 Fund PO Box 2190 Dallas, TX 75221-2190	1,146,056.111	8%
Real Estate Securities Fund Institutional Class	GuideStone Funds Balanced Allocation Fund PO Box 2190 Dallas, TX 75221-2190	4,269,059.603	31%
Real Estate Securities Fund Institutional Class	GuideStone Funds Growth Allocation Fund PO Box 2190 Dallas, TX 75221-2190	4,035,774.201	29%
Real Estate Securities Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	1,235,181.062	9%
Real Estate Securities Fund Institutional Class	GuideStone Funds MyDestination 2025 Fund PO Box 2190 Dallas, TX 75221-2190	1,126,199.456	8%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of March 15, 2017 (Percentage of shares owned rounded to the nearest whole percentage)
Real Estate Securities Fund Institutional Class	GuideStone Funds MyDestination 2035 Fund PO Box 2190 Dallas, TX 75221-2190	900,875.202	7%
Value Equity Fund Institutional Class	GuideStone Funds Aggressive Allocation Fund PO Box 2190 Dallas, TX 75221-2190	11,103,106.944	26%
Value Equity Fund Institutional Class	GuideStone Funds Growth Allocation Fund PO Box 2190 Dallas, TX 75221-2190	9,346,043.303	22%
Value Equity Fund Institutional Class	GuideStone Funds Balanced Allocation Fund PO Box 2190 Dallas, TX 75221-2190	6,777,270.013	16%
Value Equity Fund Institutional Class	GuideStone Funds MyDestination 2025 Fund PO Box 2190 Dallas, TX 75221-2190	3,562,310.194	8%
Value Equity Fund Institutional Class	GuideStone Funds MyDestination 2035 Fund PO Box 2190 Dallas, TX 75221-2190	3,190,502.900	7%
Value Equity Fund Institutional Class	GuideStone Funds MyDestination 2045 Fund PO Box 2190 Dallas, TX 75221-2190	2,794,919.008	6%
Value Equity Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	2,203,247.682	5%
Growth Equity Fund Institutional Class	GuideStone Funds Aggressive Allocation Fund PO Box 2190 Dallas, TX 75221-2190	10,582,423.523	25%
Growth Equity Fund Institutional Class	GuideStone Funds Growth Allocation Fund PO Box 2190 Dallas, TX 75221-2190	8,848,607.248	21%
Growth Equity Fund Institutional Class	GuideStone Funds Balanced Allocation Fund PO Box 2190 Dallas, TX 75221-2190	6,274,672.312	15%
Growth Equity Fund Institutional Class	GuideStone Funds MyDestination 2025 Fund PO Box 2190 Dallas, TX 75221-2190	3,292,926.643	8%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of March 15, 2017 (Percentage of shares owned rounded to the nearest whole percentage)
Growth Equity Fund Institutional Class	GuideStone Funds MyDestination 2035 Fund PO Box 2190 Dallas, TX 75221-2190	3,051,837.156	7%
Growth Equity Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	3,011,595.712	7%
Growth Equity Fund Institutional Class	GuideStone Funds MyDestination 2045 Fund PO Box 2190 Dallas, TX 75221-2190	2,673,539.384	6%
Small Cap Equity Fund Institutional Class	GuideStone Funds Aggressive Allocation Fund PO Box 2190 Dallas, TX 75221-2190	3,000,818.542	20%
Small Cap Equity Fund Institutional Class	GuideStone Funds Growth Allocation Fund PO Box 2190 Dallas, TX 75221-2190	2,518,452.140	17%
Small Cap Equity Fund Institutional Class	GuideStone 403(b)(9) Employer Plan PO Box 2190 Dallas, TX 75221-2190	2,065,671.930	14%
Small Cap Equity Fund Institutional Class	GuideStone Funds Balanced Allocation Fund PO Box 2190 Dallas, TX 75221-2190	1,780,822.014	12%
Small Cap Equity Fund Institutional Class	GuideStone Funds MyDestination 2025 Fund PO Box 2190 Dallas, TX 75221-2190	1,441,017.971	9%
Small Cap Equity Fund Institutional Class	GuideStone Funds MyDestination 2035 Fund PO Box 2190 Dallas, TX 75221-2190	1,319,388.762	9%
Small Cap Equity Fund Institutional Class	GuideStone Funds MyDestination 2045 Fund PO Box 2190 Dallas, TX 75221-2190	1,164,815.998	8%
International Equity Index Fund Institutional Class	GuideStone Funds MyDestination 2025 Fund PO Box 2190 Dallas, TX 75221-2190	4,974,471.835	33%
International Equity Index Fund Institutional Class	GuideStone Funds MyDestination 2035 Fund PO Box 2190 Dallas, TX 75221-2190	3,617,014.557	24%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of March 15, 2017 (Percentage of shares owned rounded to the nearest whole percentage)
International Equity Index Fund Institutional Class	GuideStone Funds MyDestination 2045 Fund PO Box 2190 Dallas, TX 75221-2190	3,073,825.266	20%
International Equity Index Fund Institutional Class	GuideStone Funds MyDestination 2015 Fund PO Box 2190 Dallas, TX 75221-2190	2,231,782.262	15%
International Equity Fund Institutional Class	GuideStone Funds Aggressive Allocation Fund PO Box 2190 Dallas, TX 75221-2190	20,363,975.670	26%
International Equity Fund Institutional Class	GuideStone Funds Growth Allocation Fund PO Box 2190 Dallas, TX 75221-2190	17,174,855.641	22%
International Equity Fund Institutional Class	GuideStone Funds Balanced Allocation Fund PO Box 2190 Dallas, TX 75221-2190	12,229,031.960	16%
International Equity Fund Institutional Class	GuideStone Funds MyDestination 2025 Fund PO Box 2190 Dallas, TX 75221-2190	6,749,233.371	9%
International Equity Fund Institutional Class	GuideStone Funds MyDestination 2035 Fund PO Box 2190 Dallas, TX 75221-2190	4,925,601.527	6%
International Equity Fund Institutional Class	GuideStone Funds MyDestination 2045 Fund PO Box 2190 Dallas, TX 75221-2190	4,179,955.075	5%
Emerging Markets Equity Fund Institutional Class	GuideStone Funds Aggressive Allocation Fund PO Box 2190 Dallas, TX 75221-2190	8,438,382.405	25%
Emerging Markets Equity Fund Institutional Class	GuideStone Funds Growth Allocation Fund PO Box 2190 Dallas, TX 75221-2190	7,026,137.030	20%
Emerging Markets Equity Fund Institutional Class	GuideStone Funds Balanced Allocation Fund PO Box 2190 Dallas, TX 75221-2190	4,992,447.086	15%
Emerging Markets Equity Fund Institutional Class	GuideStone Funds MyDestination 2025 Fund PO Box 2190 Dallas, TX 75221-2190	4,152,991.342	12%

Name of Fund	Shareholder Name and Address	Number and Percentage of Shares Beneficially Owned as of March 15, 2017 (Percentage of shares owned rounded to the nearest whole percentage)
Emerging Markets Equity Fund Institutional Class	GuideStone Funds MyDestination 2035 Fund PO Box 2190 Dallas, TX 75221-2190	3,041,793.359	9%
Emerging Markets Equity Fund Institutional Class	GuideStone Funds MyDestination 2045 Fund PO Box 2190 Dallas, TX 75221-2190	2,592,183.482	8%
Emerging Markets Equity Fund Institutional Class	GuideStone Funds MyDestination 2015 Fund PO Box 2190 Dallas, TX 75221-2190	1,872,285.842	5%

APPENDIX C

PLAN OF LIQUIDATION AND TERMINATION

GUIDESTONE FUNDS

Flexible Income Fund

THIS PLAN OF LIQUIDATION AND TERMINATION (“Plan”) is made by the GuideStone Funds (the “Trust”), a Delaware statutory trust that is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”), with respect to the Flexible Income Fund (the “Fund”). The Fund, which commenced operations on July 1, 2013, was created pursuant to Article IV of the Trust’s Amended and Restated Trust Instrument dated September 13, 2005, as amended and restated April 30, 2007 (which was subsequently amended and restated May 1, 2014) (the “Trust Instrument”). The Trust was established pursuant to Chapter 38 of Title 12 of the Delaware Code entitled “Treatment of Delaware Statutory Trusts,” which sets forth requirements for the establishment or termination of series of a trust established thereunder.

RECITALS

A.    Pursuant to Article XI, Section 4, of the Trust Instrument, subject to approval of the holders of a majority of the outstanding shares of the Trust, the Trust’s board of trustees (“Board,” and the members thereof, “Trustees”) may at any time dissolve any series of the Trust by selling and converting into money all or substantially all of the assets belonging to the affected series.

B.    The Board, including its Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Trust, has unanimously made a determination with respect to the Fund that the liquidation and termination of the Fund is in the best interests of the Fund and its shareholders.

C.    Based on the determination and the provision of the Trust Instrument described in Recital A, the Board has unanimously adopted this Plan, which it intends to be a plan of liquidation (within the meaning of section 562(b)(1)(B) of the Internal Revenue Code of 1986, as amended (“Code”), and the regulations thereunder) of the Fund.

D.    The Fund is a segregated portfolio of assets of the Trust, a “fund” as defined in section 851(g)(2) of the Code, and a “regulated investment company” as defined in section 851(a) thereof.

PROVISIONS

This Plan, as set forth below, shall be effective from a date determined by the officers of the Trust following the adoption of this Plan by the Board.

C-1

ARTICLE 1. Liquidation and Termination; Trustees’ Powers

(a)      The Fund shall be liquidated in accordance with section 331 of the Code and shall be terminated, and its affairs shall be wound up, on or about April 28, 2017, or another date the Trust’s officers, with the advice of counsel, may determine (“Liquidation Date”).

(b)      Following the Liquidation Date, all powers of the Trustees under the Trust Instrument and the Trust’s by-laws shall continue with respect to the Fund.

ARTICLE 2. Filings with Governmental Authorities

The appropriate persons shall be authorized to (a) file with the SEC any supplement and/or regulatory filing in connection with the implementation of this Plan, (b) file for and obtain any necessary tax clearance certificates and/or other documents required from the State of Delaware and any other applicable governmental authority for the Fund, and (c) timely file any other documents required by any such authority, including Internal Revenue Service Form 966 (“Corporate Dissolution or Liquidation”).

ARTICLE 3. Liquidation Procedures

(a)      By the Liquidation Date, the Fund shall (1) sell all its assets for cash, convert them to cash equivalents or permit them to mature, and apply the same to the payment of all its existing liabilities, debts, and obligations, including necessary expenses of its liquidation and termination, and (2) obtain such releases, indemnities, and refunding and other agreements as the Board deems necessary for its protection.

(b)      On the Liquidation Date, each shareholder’s interest in the Fund shall be fixed, the Fund’s books shall be closed, and the Fund shall distribute its remaining assets, in cash or cash equivalents (provided that, if necessary in the judgment of the Trust’s appropriate officers, a second distribution in cash or cash equivalents shall be made for the Fund as soon as reasonably practicable thereafter) to its shareholders of record as of the close of business on the Liquidation Date (each, a Shareholder”) in redemption and cancellation of their Fund shares. The amount of the liquidating distribution(s) to each Shareholder shall be in proportion to the number of Fund shares held thereby on the Liquidation Date.

(c)      If one or more Shareholder(s) to whom one or more distributions pursuant to paragraph (b) are payable cannot be located, a trust may be created with a financial institution in the name and on behalf of the Fund and, subject to applicable abandoned property laws, any remaining Fund assets may be deposited in such trust for the benefit of such Shareholder(s). The expenses of such trust shall be charged against the assets therein. The Trust is under no obligation to establish such a trust.

ARTICLE 4. Amendment of this Plan

The Board may authorize variations from, or amendments to, the provisions of this Plan (other than the terms of the liquidating distribution(s)) that it deems necessary or appropriate to effect such distribution(s) and the Fund’s liquidation and termination.

C-2

ARTICLE 5. Expenses

Except as provided in Article 3, paragraph (c), the Fund shall bear the expenses incurred in connection with carrying out this Plan, including the cost of liquidating its assets and terminating its existence.

Dated: February 24, 2017

C-3